EX-10.5

                            FORGIVENESS OF PENALTIES
                            ------------------------

        AJW Partners, LLC hereby (i) forgives the Company for all penalties and liquidated damages it has accrued and that it may accrue under the following Callable Secured Convertible Notes from the respective dates of issuance until and including March 31, 2007 and (ii) waives its rights under Section 3.10 in each of the following Callable Secured Convertible Notes from the respective dates of issuance until and including March 31, 2007:

        (i) the Callable Secured Convertible Note of Midnight Holdings Group, Inc., a Delaware corporation (f/k/a Redox Technology Corporation) (the "COMPANY") in the aggregate principal amount of $50,000, dated April 21, 2004;

        (ii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $50,000, dated June 11, 2004;

        (iii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $416,000, dated December 31, 2005;

        (iv) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $95,200, dated January 31, 2006;

        (v) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $44,000, dated March 6, 2006;

        (vi) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $44,000, dated April 4, 2006;

        (vii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $35,700, dated May 8, 2006; and

        (viii) the Callable Secured Convertible Note of the Company in the aggregate principal amount of $29,400, dated June 7, 2006.


Dated: June 13, 2006                              AJW PARTNERS, LLC
                                                  By:  SMS Group, LLC


                                                  By:    /s/ Corey S. Ribotsky
                                                      ------------------------
                                                       Corey S. Ribotsky
                                                       Manager